Columbia Intermediate Core Bond Fund Master

On February 27, 2006, Columbia Intermediate Core Bond Fund Master (Fund) purchased 810,000 par value of common stock notes of Comcast Corp 5.9% 3/15/16 (Securities) for a total purchase price of $808,882 from Goldman Sachs & Co. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Securities; Goldman, Sachs & Co.; Merrill Lynch & Co.


Columbia Intermediate Core Bond Fund Master

On March 13, 2006, Columbia Intermediate Core Bond Fund Master (Fund) purchased 3,200,000 par value of bonds of Archstone Smith 5.75 3/15/16 (Securities) for a total purchase price of $3,188,224 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan; Morgan Stanley; Citigroup; Lehman Brothers; ABN AMRO Incorporated; Commerzbank Corporates and Markets; Keybanc Capital Markets


Columbia Intermediate Core Bond Fund Master

On March 23, 2006, Columbia Intermediate Core Bond Fund Master (Fund) purchased 1,000,000 par value of common stock notes of XTO Energy 5.65% 4/1/16 (Securities) for a total purchase price of $999,170 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan; Citigroup; Lehman Brothers; BNP Paribas; Goldman, Sachs & Co.; Morgan Stanley; UBS Investment Bank



Columbia Intermediate Core Bond Fund Master

On March 22, 2006, Columbia Intermediate Core Bond Fund Master (Fund) purchased 5,905,000 par value of bonds of MLCFC 2006-1 AJ 5.72% 2/12/39(Securities) for a total purchase price of $5,937,165 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.



Nations Marsico Growth Portfolio

On March 2, 2006, Nations Marsico Growth Portfolio (Fund) purchased 310 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $10,153 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.

Nations Marsico Growth Portfolio

On March 2, 2006, Nations Marsico Growth Portfolio (Fund) purchased 110 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $3,603 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.


Nations Marsico Growth Portfolio

On March 2, 2006, Nations Marsico Growth Portfolio (Fund) purchased 110 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $3,603 from Citi Group Global Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia
 Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital
Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.



Nations Marsico Growth Portfolio

On March 2, 2006, Nations Marsico Growth Portfolio (Fund) purchased 110 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $3,603 from Goldman Sachs & Co. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.


Nations Marsico Growth Portfolio

On March 2, 2006, Nations Marsico Growth Portfolio (Fund) purchased 110 par value of equity of JP Morgan (Securities) for a total purchase price of $3,603 from Goldman Sachs & Co. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.


Nations Marsico Growth Portfolio

On March 2, 2006, Nations Marsico Growth Portfolio (Fund) purchased 100 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $3,275 from UBS Painewebber pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.

Nations Marsico Growth Portfolio

On March 2, 2006, Nations Marsico Growth Portfolio (Fund) purchased 80 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $2,620 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital
Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.

Nations Marsico Growth Portfolio

On March 2, 2006, Nations Marsico Growth Portfolio (Fund) purchased 70 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $2,293 from Wachovia pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.

Nations Marsico Focused Equities Portfolio

On March 2, 2006, Nations Marsico Focused Equities Portfolio (Fund) purchased 62 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $2,031 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital
Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe;
Bruyette & Woods; Ramirez & Co., Inc.;
Utendahl Capital; The Williams Capital Group, L.P.




Nations Marsico Focused Equities Portfolio

On March 2, 2006, Nations Marsico Focused Equities Portfolio (Fund) purchased 22 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $721 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley;Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital
Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.


Nations Marsico Focused Equities Portfolio

On March 2, 2006, Nations Marsico Focused Equities Portfolio (Fund) purchased 22 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $721 from Citi Group Global Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.


Nations Marsico Focused Equities Portfolio

On March 2, 2006, Nations Marsico Focused Equities Portfolio (Fund) purchased 22 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $721 from Goldman Sachs & Co. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.



Nations Marsico Focused Equities Portfolio

On March 2, 2006, Nations Marsico Focused Equities Portfolio (Fund) purchased 22 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $721 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.







Nations Marsico Focused Equities Portfolio

On March 2, 2006, Nations Marsico Focused Equities Portfolio (Fund) purchased 20 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $655 from UBS Painewebber pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.



Nations Marsico Focused Equities Portfolio

On March 2, 2006, Nations Marsico Focused Equities Portfolio (Fund) purchased 16 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $524 from UBS Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P..



Nations Marsico Focused Equities Portfolio

On March 2, 2006, Nations Marsico Focused Equities Portfolio (Fund) purchased 14 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $459 from Wachovia pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.


Columbia Marsico Growth Master Portfolio

On March 2, 2006, Columbia Marsico Growth Master Portfolio (Fund) purchased 598,322 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $19,595,056 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.


Columbia Marsico Growth Master Portfolio

On March 2, 2006, Columbia Marsico Growth Master Portfolio (Fund) purchased 212,308 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $6,953,117 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.


Columbia Marsico Growth Master Portfolio

On March 2, 2006, Columbia Marsico Growth Master Portfolio (Fund) purchased 212,309 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $6,953,117 from Citi Group Global Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.


Columbia Marsico Growth Master Portfolio

On March 2, 2006, Columbia Marsico Growth Master Portfolio (Fund) purchased 212,309 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $6,953,117 from Goldman Sachs & Co. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.


Columbia Marsico Growth Master Portfolio

On March 2, 2006, Columbia Marsico Growth Master Portfolio (Fund) purchased 212,309 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $6,953,117 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.



Columbia Marsico Growth Master Portfolio

On March 2, 2006, Columbia Marsico Growth Master Portfolio (Fund) purchased 193,007 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $6,320,986 from UBS Painwebber pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.




Columbia Marsico Growth Master Portfolio

On March 2, 2006, Columbia Marsico Growth Master Portfolio (Fund) purchased 154,406 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $5,056,789 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.


Columbia Marsico Growth Master Portfolio

On March 2, 2006, Columbia Marsico Growth Master Portfolio (Fund) purchased 135,105 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $4,424,690 from Wachovia pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.



Columbia Marsico Focused Equities Master Portfolio

On March 2, 2006, Columbia Marsico Focused Equities Master Portfolio (Fund) purchased 576,966 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $18,895,650 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.



Columbia Marsico Focused Equities Master Portfolio

On March 2, 2006, Columbia Marsico Focused Equities Master Portfolio (Fund) purchased 204,730 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $6,704,908 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.



Columbia Marsico Focused Equities Master Portfolio

On March 2, 2006, Columbia Marsico Focused Equities Master Portfolio (Fund) purchased 204,730 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $6,704,908 from Citi Group Global Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.



Columbia Marsico Focused Equities Master Portfolio

On March 2, 2006, Columbia Marsico Focused Equities Master Portfolio (Fund) purchased 204,730 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $6,704,908 from Goldman Sachs & Co. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.



Columbia Marsico Focused Equities Master Portfolio

On March 2, 2006, Columbia Marsico Focused Equities Master Portfolio (Fund) purchased 204,730 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $6,704,908 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.




Columbia Marsico Focused Equities Master Portfolio

On March 2, 2006, Columbia Marsico Focused Equities Master Portfolio (Fund) purchased 186,118 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $6,095,371 from UBS Painewebber pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.



Columbia Marsico Focused Equities Master Portfolio

On March 2, 2006, Columbia Marsico Focused Equities Master Portfolio (Fund) purchased 130,283 par value of equity of Genworth Financial Class A (Securities) for a total purchase price of $4,266,760 from UBS Painewebber pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Merrill Lynch & Co.; Citigroup; Goldman, Sachs & Co.; JP Morgan; Morgan Stanley; Credit Suisse; Deutsche Bank Securities; Lehman Brothers; UBS Investment Bank; Wachovia Securities; BB&T Capital Markets; Blaylock & Company, Inc.; Capital Management Group; Fox-Pitt, Kelton; Friedman Billings Ramsey; Keefe; Bruyette & Woods; Ramirez & Co., Inc.; Utendahl Capital; The Williams Capital Group, L.P.